Exhibit 99.B(e)(5)

Pacific Select Fund – Distribution Agreement Exhibit A, effective December 30, 2019

EXHIBIT A

to

DISTRIBUTION AGREEMENT

(Between Pacific Select Fund and Pacific Select Distributors, LLC)

Funds	Share Class(es)

U.S. Fixed Income Funds:

Core Income Portfolio

Diversified Bond Portfolio

Floating Rate Income Portfolio

High Yield Bond Portfolio

Inflation Managed Portfolio

Inflation Strategy Portfolio

Managed Bond Portfolio

Short Duration Bond Portfolio

International Fixed Income Funds:

Emerging Markets Debt Portfolio

U. S. Equity Funds:

Comstock Portfolio

Dividend Growth Portfolio

Equity Index Portfolio

Focused Growth Portfolio

Growth Portfolio

Large-Cap Growth Portfolio

Large-Cap Value Portfolio

Main Street® Core Portfolio

Mid-Cap Equity Portfolio

Mid-Cap Growth Portfolio

Mid-Cap Value Portfolio

Small-Cap Equity Portfolio

Developing Growth Portfolio

Small-Cap Index Portfolio

Small-Cap Value Portfolio

Small-Cap Growth Portfolio

Value Advantage Portfolio

International Equity Funds:

Emerging Markets Portfolio

International Equity Income Portfolio

International Large-Cap Portfolio

International Small-Cap Portfolio

International Value Portfolio

Sector Funds:

Health Sciences Portfolio

Real Estate Portfolio

Technology Portfolio

I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P I, P P I, P I, P I, P I, P I, P I, P I, P I, P I, P

Pacific Select Fund – Distribution Agreement Exhibit A, effective December 30, 2019

Alternative Strategies Funds:

Currency Strategies Portfolio

Asset Allocation/Balanced Funds:

Pacific Dynamix – Conservative Growth Portfolio

Pacific Dynamix – Moderate Growth Portfolio

Pacific Dynamix – Growth Portfolio

Portfolio Optimization Conservative Portfolio

Portfolio Optimization Moderate Conservative Portfolio

Portfolio Optimization Moderate Portfolio

Portfolio Optimization Growth Portfolio

Portfolio Optimization Aggressive-Growth Portfolio

PSF DFA Balanced Allocation Portfolio

Pacific Dynamix Underlying Funds:

PD Aggregate Bond Index Portfolio

PD High Yield Bond Market Portfolio

PD Large-Cap Growth Index Portfolio

PD Large-Cap Value Index Portfolio

PD Small-Cap Growth Index Portfolio

PD Small-Cap Value Index Portfolio

PD International Large-Cap Portfolio

PD Emerging Markets Portfolio

PD 1-3 Year Corporate Bond Portfolio

I, P I, P I, P I, P I, P I, P I, P I, P I, P D, P P P P P P P P P P

Effective:   December 30, 2019, agreed to and accepted by:

PACIFIC SELECT FUND

By:       /s/ Howard T. Hirakawa

Name: Howard T. Hirakawa

Title: Senior Vice President

PACIFIC SELECT DISTRIBUTORS, LLC

By:       /s/ Brett M. Hynes

Name: Brett M. Hynes

Title: Vice President